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                                                                    EXHIBIT 10.2

                              ALNYLAM HOLDING CO.

         2003 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN, AS AMENDED



1.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Alnylam Holding Co. 2003 Employee, Director and Consultant Stock Plan, have the following meanings:

                  Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

                  Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  Board of Directors means the Board of Directors of the Company.

                  Change of Control means a merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  Code means the United States Internal Revenue Code of 1986, as amended.

                  Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

                  Common Stock means shares of the Company's common stock, $.0001 par value per share.

                  Company means Alnylam Holding Co., a Delaware corporation.

                  Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

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                  Employee means any employee of the Company or of an Affiliate
                  (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

                  Fair Market Value of a Share of Common Stock means:

                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

                  ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

                  Non-Qualified Option means an option which is not intended to qualify as an ISO.

                  Option means an ISO or Non-Qualified Option granted under the Plan.

                  Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

                  Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

                  Plan means this Alnylam Holding Co. 2003 Employee, Director and Consultant Stock Plan.

                  Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3

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                  of the Plan. The Shares issued under the Plan may be
                  authorized and unissued shares or shares held by the Company in its treasury, or both.

                  Stock Grant means a grant by the Company of Shares under the Plan.

                  Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

                  Stock Right means a right to Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option or a Stock Grant.

                  Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.       PURPOSES OF THE PLAN.

         The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.       SHARES SUBJECT TO THE PLAN.

         (a) The number of Shares which may be issued from time to time pursuant to this Plan shall be (i) 944,812, plus (ii) such additional Shares as are represented by options and other awards granted under the Company's 2002 Employee, Director and Consultant Stock Plan which are cancelled or expire without delivery of shares of stock by the Company; provided, however, that the number of Shares which may be issued from time to time pursuant to clause (ii) shall not exceed 1,506,503, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan.

         If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.       ADMINISTRATION OF THE PLAN.

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

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         a.       Interpret the provisions of the Plan or of any Option or Stock
                  Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which Employees, directors and consultants shall be granted Stock Rights;

         c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

         d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

         e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

         If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options and Stock Grants may

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be granted to any Employee, director or consultant of the Company or an
Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

         A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
                  Option:

                  a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

                  b. Each Option Agreement shall state the number of Shares to which it pertains;

                  c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                  d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

                           i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                           ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

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         B.       ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

                  a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

                  b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the
                           Code:

                           i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

                           ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

                  c.       Term of Option: For Participants who own:

                           i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

                           ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

                  d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

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7.       TERMS AND CONDITIONS OF STOCK GRANTS.

         Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

         (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

         (c) Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefor, if any.

8.       EXERCISE OF OPTIONS AND ISSUE OF SHARES.

         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

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         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

9.       ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

         A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

         The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation

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(including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.      RIGHTS AS A SHAREHOLDER.

         No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

11.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

         By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

         Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

         a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 13, 14,

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                  and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

         b. Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

         c. The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

         d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

         e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         f. Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

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         a.       All outstanding and unexercised Options as of the time the
                  Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

14.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

         a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

         A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as

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to some or all of the Shares on a later date if the Participant had not become
Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.      EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

         Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

         a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

         If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.      EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

         In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

         For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

         Except as otherwise provided in a Participant's Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

18.      EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

         a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

         b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

19.      EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.      EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR
         CONSULTANT.

         Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

21.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                                    "The shares represented by this certificate
         have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.      ADJUSTMENTS.

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Option Agreement or Stock Grant Agreement:

         A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events.

         B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity (provided, that, at the discretion of the Administrator, all unvested Options shall be made fully or partially exercisable for purposes of this Subparagraph upon the closing of the Corporate Transaction); or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully or partially exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully or partially exercisable for purposes of this Subparagraph) over the exercise price thereof.

         With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or
(ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

         Notwithstanding the foregoing, individual Option Agreements and Stock Grant Agreements may provide for different adjustments than those set forth herein.

         C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

         D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

24.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.      FRACTIONAL SHARES.

         No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

         The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

28.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in
Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29.      TERMINATION OF THE PLAN.

         The Plan will terminate on 10 years after adoption, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

30.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31.      EMPLOYMENT OR OTHER RELATIONSHIP.

         Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware.


                                               As amended through April 26, 2004

                        INCENTIVE STOCK OPTION AGREEMENT

                               ALNYLAM HOLDING CO.

      AGREEMENT made as of the ___ day of _______ 200_, between Alnylam Holding Co. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts, and ____________ of ____________, an employee of an Affiliate of the Company (the "Employee").

      WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.0001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2003 Employee, Director and Consultant Stock Plan (the "Plan");

      WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

      WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

      1.    GRANT OF OPTION.

      The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of ________________ Shares (the "Total Shares"), on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

      2.    PURCHASE PRICE.

      The purchase price of the Shares covered by the Option shall be $____ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the "Purchase Price"). Payment shall be made in accordance with Paragraph 8 of the Plan.

      3.    EXERCISABILITY OF OPTION.

      Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable for up to _________ of the Shares on the last day of _________ (the "First Anniversary Date")and for an additional _________ of the Shares on the last day of each _____, _____, _____ and _____
 of each year after the first anniversary of this Agreement until 100% of the Shares have become vested.

      Alternatively, at the election of the Employee, the Option may be exercised in whole or in part at any time as to Shares which have not yet vested in accordance with the above schedule; provided however, as a condition to exercising the Option for such unvested Shares, the Employee shall execute a Restricted Stock Agreement in the form attached hereto as Exhibit C.

      The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

      4.    TERM OF OPTION.

      The Option shall terminate ten years from the date of this Agreement or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

      If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

      Notwithstanding the foregoing, in the event of the Employee's Disability or death within three months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

      In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Employee is notified his or her employment is terminated for "cause," and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

      In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Employee's termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

      (a) to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

      (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Employee not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

      In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Employee's Survivors within one year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

      (x) to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

      (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Employee not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Employee's date of death.

      5.    METHOD OF EXERCISING OPTION.

      Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

      6.    PARTIAL EXERCISE.

      Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

      7.    NON-ASSIGNABILITY.

      The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

      8.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

      The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

      9.    ADJUSTMENTS.

      The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference, provided, however, in the event of a Change of Control (as defined in the Plan) which the Administrator (as defined in the Plan) or the Successor Board (as defined in the Plan) makes provisions for the treatment of Options under (A) clause (i) of the first paragraph of Section 23(B) of the Plan, an additional one-sixteenth (1/16) of the Shares shall become fully vested and immediately exercisable immediately prior to such Change of Control and the remaining Shares which have not vested shall vest in accordance with Section 3 above, provided, however, if the Employee's employment with the Company is Terminated (as defined below), fifty percent (50%) of the Shares which have not yet vested in accordance with Section 3 above shall become fully vested and immediately exercisable immediately prior to such termination (for purposes of this Section 9, the Employee shall be deemed to have been "Terminated" if at any time before the six-month anniversary of the closing of such Change of Control, (i) the Employee shall fail to be vested with power and authority analogous to the Employee's title and/or office prior to such Change of Control, (ii) the Employee shall lose any significant duties or responsibilities attending such office, (iii) there shall occur a reduction in the Employee's base compensation, or

(iv) the Employee's employment with the Company or an Affiliate, or its successor, is terminated without "cause" (as defined in the Plan)) or (B) either clause (ii) or (iii) of the first paragraph of Section 23(B) of the Plan, all Shares under this Option shall become fully vested and immediately exercisable prior to such Change of Control.

      10.   TAXES.

      The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

      In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

      11.   PURCHASE FOR INVESTMENT.

      Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

      (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

      (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

      12.   RESTRICTIONS ON TRANSFER OF SHARES.

      12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

      12.2 In the event of the Employee's termination of employment for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of employment of the Employee (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

      (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of employment provided, however, in the event of a termination by the Company for "cause" (as defined in the Plan), the per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

      (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment shall be valid for a period of 12 months commencing with the date of such termination of employment.

      (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this
            Section 12.2, the Company shall notify the Employee, or in case of death, his or her Survivor, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in
            Section 12.2(ii) for exercise of the Company's option to repurchase.

      (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

      12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

      (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

      (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within 60 days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten nor more than 60 days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

      (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

      (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Employee to his or her guardian or conservator, and (c) or transfers by the Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

      (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

      12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

      12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

      12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

      12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

      12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the 1933 Act.

      12.9 If, in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

      12.10 The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, or an Affiliate, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

      12.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated _________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

      13.   NO OBLIGATION TO EMPLOY.

      The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company or an Affiliate. The Employee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Employee's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      14.   OPTION IS INTENDED TO BE AN ISO.

      The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

      15.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

      The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      16.   NOTICES.

      Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

                              Alnylam Holding Co.

                             _____________________________________

                             _____________________________________

If to the Employee:
                             _____________________________________

                             _____________________________________

                             _____________________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

      17.   GOVERNING LAW.

      This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. . For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

      18.   BENEFIT OF AGREEMENT.

      Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

      19.   ENTIRE AGREEMENT.

      This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      20.   MODIFICATIONS AND AMENDMENTS.

      The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

      21.   WAIVERS AND CONSENTS.

      Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      22.   DATA PRIVACY.

      By entering into this Agreement, the Employee: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

      23.   CONSENT OF SPOUSE.

      If the Employee is married as of the date of this Agreement, the Employee's spouse shall execute a Consent of Spouse in the form of Exhibit B hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Employee marries or remarries subsequent to the date hereof, the Employee shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of Section 12.2 of this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Exhibit B.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                               ALNYLAM HOLDING CO.

                               By:_____________________________________________
                                  Name
                                  Title
                               ________________________________________________
                               Employee

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To:   Alnylam Holding Co.
      __________________________
      __________________________

Ladies and Gentlemen:

      I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.0001 par value, of Alnylam Holding Co. (the "Company"), at the exercise price of $____ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _________, 200_.

      I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

      I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

      I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

      I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

      I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the

Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

      I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

      I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

      I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2003 Employee, Director and Consultant Stock Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

      I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

      I am paying the option exercise price for the Shares as follows:

                    _______________________________________

      Please issue the stock certificate for the Shares (check one):

      [ ] to me; or

      [ ] to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:

_________________________

_________________________

_________________________

      My mailing address for shareholder communications, if different from the address listed above is:

_________________________

_________________________

_________________________

                              Very truly yours,

                              _________________________________________________
                              Employee (signature)

                              _________________________________________________
                              Print Name

                              _________________________________________________
                              Date

                              _________________________________________________
                              Social Security Number

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO:   Alnylam Holding Co.

      __________________________

      __________________________


IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

      I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.0001 par value, of Alnylam Holding Co. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

      I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

      I am paying the option exercise price for the Shares as follows:

                            _______________________

      Please issue the Shares (check one):

      [ ] to me; or

      [ ] to me and ____________________________, as joint tenants with right of survivorship, at the following address:

      __________________________

      __________________________

      __________________________

      My mailing address for shareholder communications, if different from the address listed above, is:

      __________________________

      __________________________

      __________________________

                              Very truly yours,

                              _________________________________________________
                              Employee (signature)

                              _________________________________________________
                              Print Name

                              _________________________________________________
                              Date

                              _________________________________________________
                              Social Security Number

                                                                       Exhibit B

                                CONSENT OF SPOUSE

      I, ____________________________, spouse of _____________________________, acknowledge that I have read the Incentive Stock Option Agreement dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Exhibit B and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Shares granted to my spouse pursuant to the Agreement are subject to a right of repurchase in favor of Alnylam Holding Co. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

      I agree to the repurchase right described in Section 12.2 of the Agreement and I hereby consent to the repurchase of the Shares by the Company and the sale of the Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of the Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Shares as it would have had pursuant to the Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

      Dated as of the _______ day of ________________, 200__.

                                        _______________________________________
                                        Print name:

                                                                       EXHIBIT C

                           RESTRICTED STOCK AGREEMENT

                               ALNYLAM HOLDING CO.

      AGREEMENT made as of the ___ day of ____________, 200__ (the "Grant Date"), between Alnylam Holding Co. (the "Company"), a Delaware corporation having its principal place of business in Cambridge, Massachusetts, and ________________ of ________________________, (the "Participant").

      WHEREAS, the Company has adopted the Alnylam Holding Co. 2003 Employee, Director and Consultant Stock Plan (the "Plan") to promote the interests of the Company by providing an incentive for employees, directors and consultants of the Company or its Affiliates;

      WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the meanings ascribed to such terms in the Plan and that any and all references herein to employment of the Participant by the Company shall include the Participant's employment or service as an employee, director or consultant of the Company or any Affiliate;

      WHEREAS, pursuant to the exercise of an option granted to the Participant pursuant to an Incentive Stock Option Agreement dated ___________ by and between the Company and the Participant issued under the Plan (the "Option Agreement"), which Option Agreement and Plan are hereby incorporated herein by reference, the Participant has elected to purchase _________ shares of the Company's common stock, $.0001 par value per share ("Common Stock"), which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares"). The Unvested Shares and the Shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the "Shares."

      WHEREAS, as required by the Option Agreement, as a condition to the Participant's election to exercise the option, the Participant must execute this Agreement, which sets forth the rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the option pursuant to the Option Agreement; and

      WHEREAS, Participant wishes to accept said offer in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Company's Lapsing Repurchase Right.

      (a) Lapsing Repurchase Right. Except as set forth in Subsection 1(b) hereof, in the event that for any reason the Participant no longer is an employee, director or consultant of the Company or an Affiliate, the Company (or its designee) shall have the option, but not the obligation, to purchase from the Participant (or the Participant's Survivor), and, in the event the Company exercises such option, the Participant (or the Participant's Survivor) shall be obligated to sell to the Company (or its designee), at a price per Share equal to the Purchase Price, all or any part of the Unvested Shares determined as of the date of such termination of service (the "Lapsing Repurchase Right"). The Lapsing Repurchase Right with respect to the Unvested Shares shall terminate as to such Unvested Shares in accordance with the vesting schedule set forth in
Section 3 of the Option Agreement. The Company's Lapsing Repurchase Right shall be valid for a period of one year commencing with the date of such termination of employment or service. Notwithstanding any other provision hereof, in the event the Company is prohibited during such one year period from exercising its Lapsing Repurchase Right by Section 160 of the Delaware General Corporation Law as amended from time to time (or any successor provision), then the time period during which such Lapsing Repurchase Right may be exercised shall be extended until 30 days after the Company is first not so prohibited.

      (b) Effect of Termination for Disability or upon Death. The following rules apply if the Participant ceases to be an employee, director or consultant of the Company, or an Affiliate, by reason of Disability or death: to the extent the Company's Lapsing Repurchase Right has not lapsed as of the date of Disability or death, as case may be, the Company may exercise such Lapsing Repurchase Right; provided, however, that the Company's Lapsing Repurchase Right shall be deemed to have lapsed to the extent of a pro rata portion of the Unvested Shares through the date of Disability or death, as would have lapsed had the Participant not become Disabled or died, as the case may be. The proration shall be based upon the number of days accrued in such current vesting period prior to the Participant's date of Disability or death, as the case may be.

      (c) Closing. In the event that the Company exercises the Lapsing Repurchase Right, the Company shall notify the Participant, or, in the case of the Participant's death, his or her Survivor, in writing of its intent to repurchase the Unvested Shares. Such notice may be mailed by the Company up to and including the last day of the time period provided for above for exercise of the Lapsing Repurchase Right. The notice shall specify the place, time and date for payment of the repurchase price (the "Closing") and the number of Unvested Shares with respect to which the Company is exercising the Lapsing Repurchase Right. The Closing shall be not less than ten days nor more than 60 days from the date of mailing of the notice, and the Participant or the Participant's Survivor with respect to the Unvested Shares which the Company elects to repurchase shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or the Participant's Survivor and the Unvested Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant's Survivor.

      (d) Escrow. The certificates representing all Unvested Shares acquired by the Participant hereunder which from time to time are subject to the Lapsing Repurchase Right shall be delivered to the Company and the Company shall hold such Unvested Shares in escrow as provided in this Subsection 1(d). Promptly following receipt by the Company of a written request from the Participant, the Company shall release from escrow and deliver to the Participant a certificate for the whole number of Unvested Shares, if any, as to which the Company's Lapsing Repurchase Right has lapsed. In the event of a repurchase by the Company of Unvested Shares subject to the Lapsing Repurchase Right, the Company shall release from escrow and cancel a certificate for the number of Unvested Shares so repurchased. Any securities distributed in respect of the Unvested Shares held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner as the Unvested Shares.

      (e) Prohibition on Transfer. The Participant recognizes and agrees that all Unvested Shares which are subject to the Lapsing Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee). The Company shall not be required to transfer any Unvested Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Subsection 1(e), or to treat as the owner of such Unvested Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Unvested Shares shall have been so sold, assigned or otherwise transferred, in violation of this Subsection 1(e). The Participant further recognizes and agrees that all Shares remain subject to Section 12 of the Option Agreement, except that with respect to the Unvested Shares subject to the Lapsing Repurchase Right, this Agreement will supercede Section 12.3 of the Option Agreement.

      (f) Failure to Deliver Unvested Shares to be Repurchased. In the event that the Unvested Shares to be repurchased by the Company under this Agreement are not in the Company's possession pursuant to Subsection 1(d) above or otherwise and the Participant or the Participant's Survivor fails to deliver such Unvested Shares to the Company (or its designee), the Company may elect (i) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or the Participant's Survivor upon delivery of such Unvested Shares, and (ii) immediately to take such action as is appropriate to transfer record title of such Unvested Shares from the Participant to the Company (or its designee) and to treat the Participant and such Unvested Shares in all respects as if delivery of such Unvested Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

      (g) Adjustments. The Plan and the Option Agreement contain provisions covering the treatment of Shares in a number of contingencies such as stock splits and mergers. Provisions in the Plan and the Option Agreement for adjustment with respect to the Shares and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

      2. Legend. In addition to any legend required pursuant to the Plan or the Option Agreement, all certificates representing the Unvested Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

      "The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated as of ____________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

      3. Purchase for Investment. If the offering and sale of the Unvested Shares have not been effectively registered under the Securities Act of 1933, as amended, the Participant hereby represents and warrants that he or she is acquiring the Unvested Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Unvested Shares.

      4. Provisions of Agreement Controlling. The Participant specifically understands and agrees that the Unvested Shares issued under the Plan are being sold to the Participant pursuant to the Plan and the Option Agreement, a copy of which Plan and Option Agreement the Participant acknowledges he or she has read and understands and by which Plan and Option Agreement he or she agrees to be bound. The provisions of the Plan and the Option Agreement are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan, this Agreement and the Option Agreement, the provisions of this Agreement will control.

      5. Tax Liability of the Participant and Payment of Taxes. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Unvested Shares issued pursuant to this Agreement, including, without limitation, the Lapsing Repurchase Right, shall be the Participant's responsibility. Without limiting the foregoing, the Participant agrees that, to the extent that the lapsing of restrictions on disposition of any of the Unvested Shares or the declaration of dividends on any such shares before the lapse of such restrictions on disposition results in the Participant's being deemed to be in receipt of earned income under the provisions of the Code, the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company.

      Upon execution of this Agreement, the Participant may file an election under Section 83 of the Code in substantially the form attached as Attachment I. The Participant acknowledges that if she does not file such an election, as the Unvested Shares are released from the Lapsing Repurchase Right in accordance with Section 1, the Participant may have income for tax purposes equal to the fair market value of the Unvested Shares at such date, less the price paid for the Unvested Shares by the Participant.

      6. Securities Law Compliance. The Participant specifically acknowledges and agrees that any sales of Unvested Shares shall be made in accordance with the requirements of the Securities Act of 1933, as amended, in a transaction as to which the Company shall have received an opinion of counsel satisfactory to it confirming such compliance.

      7. Equitable Relief. The Participant specifically acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Agreement, the Option Agreement or the Plan, including the attempted transfer of the Unvested Shares by the

Participant in violation of this Agreement or the Option Agreement, monetary damages may not be adequate to compensate the Company, and, therefore, in the event of such a breach or threatened breach, in addition to any right to damages, the Company shall be entitled to equitable relief in any court having competent jurisdiction. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for any such breach or threatened breach.

      8. No Obligation to Maintain Relationship. The Company is not by the Plan, the Option Agreement or this Agreement obligated to continue the Participant as an employee, director or consultant of the Company, or an Affiliate. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of shares, or benefits in lieu of shares; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when shares shall be granted, the number of shares to be granted, the Purchase Price, and the time or times when each share shall be free from the Lapsing Repurchase Right, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary; (v) that the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Shares are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      9. Notices. Any notices required or permitted by the terms of this Agreement, the Option Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

      If to the Company:

                             Alnylam Holding Co.

                             _____________________________________

                             _____________________________________

      If to the Participant:
                             _____________________________________

                             _____________________________________

                             _____________________________________


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

      10. Binding Effect. This Agreement shall be for the benefit of and shall be binding upon the parties hereto, upon their respective successors and assigns and upon the Participant's heirs, executors, administrators.

      11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, whether at law or in equity, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

      12. Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such provision or provisions shall be modified to the extent necessary to make such provision valid and enforceable, and to the extent that this is impossible, then such provision shall be deemed to be excised from this Agreement, and the validity, legality and enforceability of the rest of this Agreement shall not be affected thereby.

      13. Entire Agreement. This Agreement, together with the Plan and the Option Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement, the Option Agreement or the Plan shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      14. Modifications and Amendments; Waivers and Consents. The terms and provisions of this Agreement may be modified or amended as provided in the Plan. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      15. Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant's spouse shall execute a Consent of Spouse in the form of Attachment II hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Unvested Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Attachment II.

      16. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. Data Privacy. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of Shares and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               ALNYLAM HOLDING CO.

                               By:______________________________________________
                               Name:
                               Title:

                               PARTICIPANT:

                               _________________________________________________
                               Print name:

                                                                    ATTACHMENT I

                    ELECTION TO INCLUDE GROSS INCOME IN YEAR
                      OF TRANSFER PURSUANT TO SECTION 83(b)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

      In accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the undersigned hereby elects to include in his gross income as compensation for services the excess, if any, of the fair market value of the property (described below) at the time of transfer over the amount paid for such property.

The following sets for the information required in accordance with the Code and the regulations promulgated hereunder:

1.    The name, address and social security number of the undersigned are:

            Name:
            Address:
            Social Security No.:

2. The description of the property with respect to which the election is being made is as follows:

      ____________ (___) shares (the "Shares") of Common Stock, $.0001 par value per share, of Alnylam Holding Co., a Delaware corporation (the "Company").

3. This election is made for the calendar year ____, with respect to the transfer of the property to the Taxpayer on _________________.

4. Description of restrictions: The property is subject to the following restrictions:

      In the event taxpayer's employment with the Company or an Affiliate is terminated, the Company may repurchase all or any portion of the Shares determined as set forth below at the acquisition price paid by the taxpayer:

      A. If the termination takes place prior to the First Anniversary Date, the Purchase Option will apply to all of the Shares.

      B. If the termination takes place after the First Anniversary Date, the number of Shares to which the Purchase Option applies shall be the Total Shares less (i) the amount of Total Shares vested on the First Anniversary Date and (ii) ___________________ of the Total Shares for each period ending each _____, _____, _____ and _____ after the First Anniversary Date if the taxpayer is employed by the Company or an Affiliate.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made was not more than $____ per Share.

6.    The amount paid by taxpayer for said property was $___ per Share.

7.    A copy of this statement has been furnished to the Company.

Signed this ____ day of ______, 200_.

                                             ___________________________________
                                             Print Name:

                                                                   ATTACHMENT II

                                CONSENT OF SPOUSE

      I, ____________________________, spouse of _____________________________, acknowledge that I have read the RESTRICTED STOCK AGREEMENT dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Attachment II and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Unvested Shares granted to my spouse pursuant to the Agreement are subject to a Lapsing Repurchase Right in favor of Alnylam Holding Co. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Unvested Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Unvested Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Unvested Shares shall be similarly bound by the Agreement.

      I agree to the Lapsing Repurchase Right described in the Agreement and I hereby consent to the repurchase of the Unvested Shares by the Company and the sale of the Unvested Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Unvested Shares by an outright bequest of the Unvested Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Unvested Shares as it would have had pursuant to the Agreement if I had acquired the Unvested Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

      Dated as of the _______ day of ________________, 200__.

                                                ________________________________
                                                Print name:

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               ALNYLAM HOLDING CO.

      AGREEMENT made as of the ___ day of ______ ____, between Alnylam Holding Co. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts, and _______________ of ___________ (the "Participant").

      WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.0001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2003 Employee, Director and Consultant Stock Plan (the "Plan");

      WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

      WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

      1.    GRANT OF OPTION.

      The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of _______________ Shares, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

      2.    PURCHASE PRICE.

      The purchase price of the Shares covered by the Option shall be $___ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the "Purchase Price"). Payment shall be made in accordance with Paragraph 8 of the Plan.

      3.    EXERCISABILITY OF OPTION.

      Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable for up to ____________________ of the Shares on ______________ and for an additional
____________________ of the Shares on _____, _____, _____ and _____ of each year after the first anniversary of this Agreement until 100% of the Shares have become vested.

      Alternatively, at the election of the Participant, the Option may be exercised in whole or in part at any time as to Shares which have not yet vested in accordance with the above schedule; provided however, as a condition to exercising the Option for such unvested Shares, the Participant shall execute a Restricted Stock Agreement in the form attached hereto as Exhibit C.

      The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

            4.    TERM OF OPTION.

      The Option shall terminate ten years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

      If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

      Notwithstanding the foregoing, in the event of the Participant's Disability or death within three months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

      In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Participant is notified his or her employment, directorship or consultancy is terminated for "cause", and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

      In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

      (a) to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

      (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

      In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

      (x) to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

      (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

      5.    METHOD OF EXERCISING OPTION.

      Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

      6.    PARTIAL EXERCISE.

      Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

      7.    NON-ASSIGNABILITY.

      The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. However, the Participant, with the approval of the Administrator, may transfer the Option for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer and each such transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the Participant's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Participant.) Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

      8.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

      The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

      9.    ADJUSTMENTS.

      The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference, provided, however, in the event of a Change of Control (as defined in the Plan) which the Administrator (as defined in the Plan) or the Successor Board (as defined in the Plan) makes provisions for the treatment of Options under (A) clause (i) of the first paragraph of Section 23(B) of the Plan, an additional one-sixteenth (1/16) of the Shares shall become fully vested and immediately exercisable immediately prior to such Change of Control and the remaining Shares which have not vested shall vest in accordance with Section 3 above, provided, however, if the Participant's employment with the Company is Terminated (as defined below), fifty percent (50%) of the Shares which have not yet vested in accordance with
Section 3 above shall become fully vested and immediately exercisable immediately prior to such termination (for purposes of this Section 9, the Participant shall be deemed to have been "Terminated" if at any time before the six-month anniversary of the closing of such Change of Control, (i) the Participant shall fail to be vested with power and authority analogous to the Participant's title and/or office prior to such Change of Control, (ii) the Participant shall lose any significant duties or responsibilities attending such office, (iii) there shall occur a reduction in the Participant's base compensation, or (iv) the Participant's employment with the Company or an Affiliate, or its successor, is terminated without "cause" (as defined in the Plan)) or (B) either clause (ii) or (iii) of the first paragraph of Section 23(B) of the Plan, all Shares under this Option shall become fully vested and immediately exercisable prior to such Change of Control.

      10.   TAXES.

      The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

      The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

      11.   PURCHASE FOR INVESTMENT.

      Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                        "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

            (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

      12.   RESTRICTIONS ON TRANSFER OF SHARES.

      12.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein.

      12.2 In the event of the Participant's termination of service for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of service of the Participant (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

      (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of service. provided, however, in the event of a termination by the Company for "cause" (as defined in the Plan), the per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

      (ii) The Company's option to repurchase the Participant's Shares in the event of termination of service shall be valid for a period of 12 months commencing with the date of such termination of service

      (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant's Shares under this Section 12.2, the Company shall notify the Participant, or in case of death, his or her Survivor, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

      (iv) The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

      12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

      (i) No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

      (ii) Before selling or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within sixty days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten nor more than sixty days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

      (iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant's notice, provided that (i) such sale is consummated within six months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Participant's Shares.

      (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

      (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

      12.4 In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

      12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

      12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

      12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

      12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the 1933 Act.

      12.9 If, in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

      12.10 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

      12.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option Agreement dated ___________ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

      13.   NO OBLIGATION TO MAINTAIN RELATIONSHIP.

      The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company or an Affiliate. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary;
(v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      14.   NOTICES.

      Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

                              Alnylam Holding Co.
                              Attn: VP Finance
                              790 Memorial Drive, Suite 202
                              Cambridge, MA 02139

If to the Participant:

                              _____________________________________

                              _____________________________________

                              _____________________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

      15.   GOVERNING LAW.

      This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

      16.   BENEFIT OF AGREEMENT.

      Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

      17.   ENTIRE AGREEMENT.

      This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      18.   MODIFICATIONS AND AMENDMENTS.

      The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

      19.   WAIVERS AND CONSENTS.

      Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      20.   DATA PRIVACY.

      By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

      21.   CONSENT OF SPOUSE.

      If the Participant is married as of the date of this Agreement, the Participant's spouse shall execute a Consent of Spouse in the form of Exhibit B hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of Section 12.2 of this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Exhibit B.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                       ALNYLAM HOLDING CO.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       _________________________________________
                                       Participant

                                                                       Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To:   Alnylam Holding Co.

      __________________

      __________________


Ladies and Gentlemen:

      I hereby exercise my Non-Qualified Stock Option to purchase __________ shares (the "Shares") of the common stock, $.0001 par value, of Alnylam Holding Co. (the "Company"), at the exercise price of $_____ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated ________, 200_.

      I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

      I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

      I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

      I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

      I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

      I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

      I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

      I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2003 Employee, Director and Consultant Stock Plan and the Non-Qualified Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

      I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

      I am paying the option exercise price for the Shares as follows:

                    ________________________________________

      Please issue the stock certificate for the Shares (check one):

      [ ]   to me; or

      [ ]   to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:

_____________________________

_____________________________

_____________________________


                        My mailing address for shareholder communications, if different from the address listed above is:

_____________________________

_____________________________

_____________________________

                                       Very truly yours,

                                       _________________________________________
                                       Participant (signature)

                                       _________________________________________
                                       Print Name

                                       _________________________________________
                                       Date

                                       _________________________________________
                                       Social Security Number

                                                                       Exhibit A

                          [FORM FOR REGISTERED SHARES]

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

TO: Alnylam Holding Co.

    ___________________

    ___________________

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

      I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.0001 par value, of Alnylam Holding Co. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

      I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

      I am paying the option exercise price for the Shares as follows:

                            ________________________

      Please issue the Shares (check one):

      [ ] to me; or

      [ ] to me and ____________________________, as joint tenants with right of survivorship, at the following address:

      __________________________________________

      __________________________________________

      __________________________________________

                        My mailing address for shareholder communications, if different from the address listed above, is:

      __________________________________________

      __________________________________________

      __________________________________________

                                                     Very truly yours,

                                                     ___________________________
                                                     Participant (signature)

                                                     ___________________________
                                                     Print Name

                                                     ___________________________
                                                     Date

                                                     ___________________________
                                                     Social Security Number

                                                                       Exhibit B

                                CONSENT OF SPOUSE

      I, ____________________________, spouse of _____________________________, acknowledge that I have read the Non-Qualified Stock Option Agreement dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Exhibit B and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Shares granted to my spouse pursuant to the Agreement are subject to a right of repurchase in favor of Alnylam Holding Co. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

      I agree to the repurchase right described in Section 12.2 of the Agreement and I hereby consent to the repurchase of the Shares by the Company and the sale of the Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of the Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Shares as it would have had pursuant to the Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

      Dated as of the _______ day of ________________, 200__.

                                        ________________________________________
                                        Print name:

                                                                       EXHIBIT C

                           RESTRICTED STOCK AGREEMENT

                               ALNYLAM HOLDING CO.

      AGREEMENT made as of the ___ day of ____________, 200__ (the "Grant Date"), between Alnylam Holding Co. (the "Company"), a Delaware corporation having its principal place of business in Cambridge, Massachusetts, and ________________ of ________________________, (the "Participant").

      WHEREAS, the Company has adopted the Alnylam Holding Co. 2003 Employee, Director and Consultant Stock Plan (the "Plan") to promote the interests of the Company by providing an incentive for employees, directors and consultants of the Company or its Affiliates;

      WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the meanings ascribed to such terms in the Plan and that any and all references herein to employment of the Participant by the Company shall include the Participant's employment or service as an employee, director or consultant of the Company or any Affiliate;

      WHEREAS, pursuant to the exercise of an option granted to the Participant pursuant to a Non-Qualified Stock Option Agreement dated ___________ by and between the Company and the Participant issued under the Plan (the "Option Agreement"), which Option Agreement and Plan are hereby incorporated herein by reference, the Participant has elected to purchase _________ shares of the Company's common stock, $.0001 par value per share ("Common Stock"), which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares"). The Unvested Shares and the Shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the "Shares."

      WHEREAS, as required by the Option Agreement, as a condition to the Participant's election to exercise the option, the Participant must execute this Agreement, which sets forth the rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the option pursuant to the Option Agreement; and

      WHEREAS, Participant wishes to accept said offer in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Company's Lapsing Repurchase Right.

      (a) Lapsing Repurchase Right. Except as set forth in Subsection 1(b) hereof, in the event that for any reason the Participant no longer is an employee, director or consultant of the Company or an Affiliate, the Company (or its designee) shall have the option, but not the obligation, to purchase from the Participant (or the Participant's Survivor), and, in the event the Company exercises such option, the Participant (or the Participant's Survivor) shall be obligated to sell to the Company (or its designee), at a price per Share equal to the Purchase Price, all or any part of the Unvested Shares determined as of the date of such termination of service (the "Lapsing Repurchase Right"). The Lapsing Repurchase Right with respect to the Unvested Shares shall terminate as to such Unvested Shares in accordance with the vesting schedule set forth in
Section 3 of the Option Agreement. The Company's Lapsing Repurchase Right shall be valid for a period of one year commencing with the date of such termination of employment or service. Notwithstanding any other provision hereof, in the event the Company is prohibited during such one year period from exercising its Lapsing Repurchase Right by Section 160 of the Delaware General Corporation Law as amended from time to time (or any successor provision), then the time period during which such Lapsing Repurchase Right may be exercised shall be extended until 30 days after the Company is first not so prohibited.

      (b) Effect of Termination for Disability or upon Death. The following rules apply if the Participant ceases to be an employee, director or consultant of the Company by reason of Disability or death: to the extent the Company's Lapsing Repurchase Right has not lapsed as of the date of Disability or death, as case may be, the Company may exercise such Lapsing Repurchase Right; provided, however, that the Company's Lapsing Repurchase Right shall be deemed to have lapsed to the extent of a pro rata portion of the Unvested Shares through the date of Disability or death, as would have lapsed had the Participant not become Disabled or died, as the case may be. The proration shall be based upon the number of days accrued in such current vesting period prior to the Participant's date of Disability or death, as the case may be.

      (c) Closing. In the event that the Company exercises the Lapsing Repurchase Right, the Company shall notify the Participant, or, in the case of the Participant's death, his or her Survivor, in writing of its intent to repurchase the Unvested Shares. Such notice may be mailed by the Company up to and including the last day of the time period provided for above for exercise of the Lapsing Repurchase Right. The notice shall specify the place, time and date for payment of the repurchase price (the "Closing") and the number of Unvested Shares with respect to which the Company is exercising the Lapsing Repurchase Right. The Closing shall be not less than ten days nor more than 60 days from the date of mailing of the notice, and the Participant or the Participant's Survivor with respect to the Unvested Shares which the Company elects to repurchase shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or the Participant's Survivor and the Unvested Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant's Survivor.

      (d) Escrow. The certificates representing all Unvested Shares acquired by the Participant hereunder which from time to time are subject to the Lapsing Repurchase

Right shall be delivered to the Company and the Company shall hold such Unvested Shares in escrow as provided in this Subsection 1(d). Promptly following receipt by the Company of a written request from the Participant, the Company shall release from escrow and deliver to the Participant a certificate for the whole number of Unvested Shares, if any, as to which the Company's Lapsing Repurchase Right has lapsed. In the event of a repurchase by the Company of Unvested Shares subject to the Lapsing Repurchase Right, the Company shall release from escrow and cancel a certificate for the number of Unvested Shares so repurchased. Any securities distributed in respect of the Unvested Shares held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner as the Unvested Shares.

      (e) Prohibition on Transfer. The Participant recognizes and agrees that all Unvested Shares which are subject to the Lapsing Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee). However, the Participant, with the approval of the Administrator, may transfer the Unvested Shares for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to this Agreement prior to such transfer and each such transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the Participant's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces and nephews and grandchildren (and, for this purpose, shall also include the Participant. The Company shall not be required to transfer any Unvested Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Subsection 1(e), or to treat as the owner of such Unvested Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Unvested Shares shall have been so sold, assigned or otherwise transferred, in violation of this Subsection 1(e). The Participant further recognizes and agrees that all Shares remain subject to Section 12 of the Option Agreement, except that with respect to the Unvested Shares subject to the Lapsing Repurchase Right, this Agreement will supercede Section 12.3 of the Option Agreement.

      (f) Failure to Deliver Unvested Shares to be Repurchased. In the event that the Unvested Shares to be repurchased by the Company under this Agreement are not in the Company's possession pursuant to Subsection 1(d) above or otherwise and the Participant or the Participant's Survivor fails to deliver such Unvested Shares to the Company (or its designee), the Company may elect (i) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or the Participant's Survivor upon delivery of such Unvested Shares, and (ii) immediately to take such action as is appropriate to transfer record title of such Unvested Shares from the Participant to the Company (or its designee) and to treat the Participant and such Unvested Shares in all respects as if delivery of such Unvested Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

      (g) Adjustments. The Plan and the Option Agreement contain provisions covering the treatment of Shares in a number of contingencies such as stock splits and mergers. Provisions in the Plan and the Option Agreement for adjustment with respect to the Shares and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

      2. Legend. In addition to any legend required pursuant to the Plan or the Option Agreement, all certificates representing the Unvested Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

            "The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated as of ____________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

      3. Purchase for Investment. If the offering and sale of the Unvested Shares have not been effectively registered under the Securities Act of 1933, as amended, the Participant hereby represents and warrants that he or she is acquiring the Unvested Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Unvested Shares.

      4. Provisions of Agreement Controlling. The Participant specifically understands and agrees that the Unvested Shares issued under the Plan are being sold to the Participant pursuant to the Plan and the Option Agreement, a copy of which Plan and Option Agreement the Participant acknowledges he or she has read and understands and by which Plan and Option Agreement he or she agrees to be bound. The provisions of the Plan and the Option Agreement are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan, this Agreement and the Option Agreement, the provisions of this Agreement will control.

      5. Tax Liability of the Participant and Payment of Taxes. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Unvested Shares issued pursuant to this Agreement, including, without limitation, the Lapsing Repurchase Right, shall be the Participant's responsibility. Without limiting the foregoing, the Participant agrees that, to the extent that the lapsing of restrictions on disposition of any of the Unvested Shares or the declaration of dividends on any such shares before the lapse of such restrictions on disposition results in the Participant's being deemed to be in receipt of earned income under the provisions of the Code, the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company.

      Upon execution of this Agreement, the Participant may file an election under Section 83 of the Code in substantially the form attached as Attachment I. The Participant acknowledges that if she does not file such an election, as the Unvested Shares are released from the Lapsing Repurchase Right in accordance with Section 1, the Participant will have income for tax purposes equal to the fair market value of the Unvested Shares at such date, less the price paid for the Unvested Shares by the Participant.

      6. Securities Law Compliance. The Participant specifically acknowledges and agrees that any sales of Unvested Shares shall be made in accordance with the requirements of the Securities Act of 1933, as amended, in a transaction as to which the Company shall have received an opinion of counsel satisfactory to it confirming such compliance.

      7. Equitable Relief. The Participant specifically acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Agreement, the Option Agreement or the Plan, including the attempted transfer of the Unvested Shares by the Participant in violation of this Agreement or the Option Agreement, monetary damages may not be adequate to compensate the Company, and, therefore, in the event of such a breach or threatened breach, in addition to any right to damages, the Company shall be entitled to equitable relief in any court having competent jurisdiction. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for any such breach or threatened breach.

      8. No Obligation to Maintain Relationship. The Company is not by the Plan, the Option Agreement or this Agreement obligated to continue the Participant as an employee, director or consultant of the Company. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of shares, or benefits in lieu of shares; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when shares shall be granted, the number of shares to be granted, the Purchase Price, and the time or times when each share shall be free from the Lapsing Repurchase Right, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary; (v) that the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Shares are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      9. Notices. Any notices required or permitted by the terms of this Agreement, the Option Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

      If to the Company:

           Alnylam Holding Co.

           _______________________

           _______________________

      If to the Participant:

           ___________________________

           ___________________________

           ___________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

      10. Binding Effect. This Agreement shall be for the benefit of and shall be binding upon the parties hereto, upon their respective successors and assigns and upon the Participant's heirs, executors, administrators.

      11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, whether at law or in equity, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

      12. Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such provision or provisions shall be modified to the extent necessary to make such provision valid and enforceable, and to the extent that this is impossible, then such provision shall be deemed to be excised from this Agreement, and the validity, legality and enforceability of the rest of this Agreement shall not be affected thereby.

      13. Entire Agreement. This Agreement, together with the Plan and the Option Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement, the Option Agreement or the Plan shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      14. Modifications and Amendments; Waivers and Consents. The terms and provisions of this Agreement may be modified or amended as provided in the Plan. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      15. Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant's spouse shall execute a Consent of Spouse in the form of Attachment II hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Unvested Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Attachment II.

      16. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. Data Privacy. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of Shares and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          ALNYLAM HOLDING CO.

                                          By:___________________________________
                                          Name:
                                          Title:

                                          PARTICIPANT:

                                          ______________________________________
                                          Print name:

                                                                    ATTACHMENT I

                    ELECTION TO INCLUDE GROSS INCOME IN YEAR
                      OF TRANSFER PURSUANT TO SECTION 83(b)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

      In accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the undersigned hereby elects to include in his gross income as compensation for services the excess, if any, of the fair market value of the property (described below) at the time of transfer over the amount paid for such property.

The following sets for the information required in accordance with the Code and the regulations promulgated hereunder:

1.    The name, address and social security number of the undersigned are:

           Name:
           Address:
           Social Security No.:

2. The description of the property with respect to which the election is being made is as follows:

      ____________ (___) shares (the "Shares") of Common Stock, $.0001 par value per share, of Alnylam Holding Co., a Delaware corporation (the "Company").

3. This election is made for the calendar year ____, with respect to the transfer of the property to the Taxpayer on _________________.

4. Description of restrictions: The property is subject to the following restrictions:

      In the event taxpayer's employment with the Company or an Affiliate is terminated, the Company may repurchase all or any portion of the Shares determined as set forth below at the acquisition price paid by the taxpayer:

      A. If the termination takes place on or prior to ____________, the Purchase Option will apply to all of the Shares.

      B. If the termination takes place after __________, 200_, the number of Shares to which the Purchase Option applies shall be ______________ (___) Shares less (i)_______________ (___) Shares and (ii)
            ___________________ (___) Shares for each period ending each _____,
            _____, _____ and _____  elapsed after _____________, 200_ if the taxpayer is employed by the Company or an Affiliate.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made was not more than $____ per Share.

6.    The amount paid by taxpayer for said property was $___ per Share.

7.    A copy of this statement has been furnished to the Company.

Signed this ____ day of ______, 200_.

                                                ________________________________
                                                Print Name:

                                                                   ATTACHMENT II

                                CONSENT OF SPOUSE

      I, ____________________________, spouse of _____________________________, acknowledge that I have read the RESTRICTED STOCK AGREEMENT dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Attachment II and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Unvested Shares granted to my spouse pursuant to the Agreement are subject to a Lapsing Repurchase Right in favor of Alnylam Holding Co. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Unvested Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Unvested Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Unvested Shares shall be similarly bound by the Agreement.

      I agree to the Lapsing Repurchase Right described in the Agreement and I hereby consent to the repurchase of the Unvested Shares by the Company and the sale of the Unvested Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Unvested Shares by an outright bequest of the Unvested Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Unvested Shares as it would have had pursuant to the Agreement if I had acquired the Unvested Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

      Dated as of the _______ day of ________________, 200__.

                                                ________________________________
                                                Print name:

                           RESTRICTED STOCK AGREEMENT

                               ALNYLAM HOLDING CO.

      AGREEMENT made as of the ___ day of ____________, 200__ (the "Grant Date"), between Alnylam Holding Co. (the "Company"), a Delaware corporation having its principal place of business in Cambridge, Massachusetts, and ________________ of ________________________, (the "Participant").

      WHEREAS, the Company has adopted the Alnylam Holding Co. 2003 Employee, Director and Consultant Stock Plan (the "Plan") to promote the interests of the Company by providing an incentive for employees, directors and consultants of the Company or its Affiliates;

      WHEREAS, pursuant to the provisions of the Plan, the Company desires to offer for sale to the Participant shares of the Company's common stock, $.0001 par value per share ("Common Stock"), in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth;

      WHEREAS, Participant wishes to accept said offer; and

      WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the meanings ascribed to such terms in the Plan.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Terms of Purchase. The Participant hereby accepts the offer of the Company to issue to the Participant, in accordance with the terms of the Plan and this Agreement, _______________________ Shares of the Company's Common Stock (such shares, subject to adjustment pursuant to Section 23 of the Plan and Subsection 2.1(i) hereof, the "Granted Shares") at a purchase price per share of $______ (the "Purchase Price"), receipt of which is hereby acknowledged by the Company. Payment shall be made in accordance with Section 9 of the Plan.

      2.1.  Company's Lapsing Repurchase Right.

      (a) Lapsing Repurchase Right. Except as set forth in Subsections 2.1(b) hereof, in the event that for any reason the Participant no longer is an employee, director or consultant of the Company or an Affiliate prior to the fourth anniversary of the Grant Date, the Company (or its designee) shall have the option, but not the obligation, to purchase from the Participant (or the Participant's Survivor), and, in the event the Company exercises such option, the Participant (or the Participant's Survivor) shall be obligated to sell to the Company (or its designee), at a price per Granted Share equal to the Purchase Price, all or any part of the Granted Shares set forth in clauses (i),
(ii) and (iii) below (the "Lapsing Repurchase Right"). The Company's Lapsing

Repurchase Right shall be valid for a period of one year commencing with the date of such termination of employment or service. Notwithstanding any other provision hereof, in the event the Company is prohibited during such one year period from exercising its Lapsing Repurchase Right by Section 160 of the Delaware General Corporation Law as amended from time to time (or any successor provision), then the time period during which such Lapsing Repurchase Right may be exercised shall be extended until 30 days after the Company is first not so prohibited.

            (i) If such termination is prior to the first anniversary of the Grant Date, the Company shall have the option to repurchase all of the Granted Shares acquired by the Participant hereunder.

            (ii) If such termination is on or after the first anniversary of the Grant Date, the Company shall have the option to repurchase all of the Granted Shares less ___________ of the Granted Shares and an additional ___________ for each period ending on each _____, _____, _____ and _____
      after the first anniversary of the Grant Date that the Participant continues to serve as an employee, director or consultant of the Company or an Affiliate.

            (iii) Notwithstanding anything to the contrary contained in this Agreement, in the event the Company or an Affiliate terminates the Participant's employment or service for "cause" (as defined in the Plan) or in the event the Administrator determines, within 90 days after the Participant's termination, that either prior or subsequent to the Participant's termination the Participant engaged in conduct that would constitute "cause," the Company shall have the option to repurchase all of the Granted Shares acquired by the Participant hereunder at the Purchase Price.

      (b) Effect of Termination for Disability or upon Death. Except as otherwise provided in Subsection 2.1(a)(iii) above, the following rules apply if the Participant ceases to be an employee, director or consultant of the Company or an Affiliate by reason of Disability or death: to the extent the Company's Lapsing Repurchase Right has not lapsed as of the date of Disability or death, as case may be, the Company may exercise such Lapsing Repurchase Right; provided, however, that the Company's Lapsing Repurchase Right shall be deemed to have lapsed to the extent of a pro rata portion of the Granted Shares through the date of Disability or death, as would have lapsed had the Participant not become Disabled or died, as the case may be. The proration shall be based upon the number of days accrued in such current vesting period prior to the Participant's date of Disability or death, as the case may be.

      (c) Closing. In the event that the Company exercises the Lapsing Repurchase Right, the Company shall notify the Participant, or, in the case of the Participant's death, his or her Survivor, in writing of its intent to repurchase the Granted Shares. Such notice may be mailed by the Company up to and including the last day of the time period provided for above for exercise of the Lapsing Repurchase Right. The notice shall specify the place, time and date for payment of the repurchase price (the "Closing") and the number of Granted Shares with respect to which the Company is exercising the Lapsing Repurchase Right. The Closing shall be not less than ten days nor more than 60 days from the date of mailing of the notice, and the Participant or the Participant's Survivor with respect to the Granted Shares which the Company elects to repurchase shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or the Participant's Survivor and the Granted Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant's Survivor.

      (d) Escrow. The certificates representing all Granted Shares acquired by the Participant hereunder which from time to time are subject to the Lapsing Repurchase Right shall be delivered to the Company and the Company shall hold such Granted Shares in escrow as provided in this Subsection 2.1(d). Promptly following receipt by the Company of a written request from the Participant, the Company shall release from escrow and deliver to the Participant a certificate for the whole number of Granted Shares, if any, as to which the Company's Lapsing Repurchase Right has lapsed. In the event of a repurchase by the Company of Granted Shares subject to the Lapsing Repurchase Right, the Company shall release from escrow and cancel a certificate for the number of Granted Shares so repurchased. Any securities distributed in respect of the Granted Shares held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner as the Granted Shares.

      (e) Prohibition on Transfer. The Participant recognizes and agrees that all Granted Shares which are subject to the Lapsing Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee). However, the Participant, with the approval of the Administrator, may transfer the Granted Shares for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to this Agreement prior to such transfer and each such transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the Participant's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces and nephews and grandchildren (and, for this purpose, shall also include the Participant. The Company shall not be required to transfer any Granted Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Subsection 2.1(e), or to treat as the owner of such Granted Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Granted Shares shall have been so sold, assigned or otherwise transferred, in violation of this Subsection 2.1(e).

      (f) Failure to Deliver Granted Shares to be Repurchased. In the event that the Granted Shares to be repurchased by the Company under this Agreement are not in the Company's possession pursuant to Subsection 2.1(d) above or otherwise and the Participant or the Participant's Survivor fails to deliver such Granted Shares to the Company (or its designee), the Company may elect (i) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or the Participant's Survivor upon delivery of such Granted Shares, and (ii) immediately to take such action as is appropriate to transfer record title of such Granted Shares from the Participant to the Company (or its designee) and to treat the Participant and such Granted Shares in all respects as if delivery of such Granted Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

      (g) Adjustments. The Plan contains provisions covering the treatment of Shares in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to the Shares and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference, provided, however, in the event of a Change of Control (as defined in the Plan) which the Administrator (as defined in the Plan) or the Successor Board (as defined in the Plan) makes provisions for the treatment of Stock Grants under (A) clause (i) of the second paragraph of Section 23(B) of the Plan, an additional one-sixteenth (1/16) of the Shares shall become fully vested and the Company's Lapsing Repurchase Right shall terminate as to such additional one-sixteenth (1/16) of the Shares immediately prior to such Change of Control and the remaining unvested Shares shall vest in accordance with the provisions of this Agreement, provided, however, if the Participant's employment with the Company is Terminated (as defined below), fifty percent (50%) of all unvested Shares shall become fully vested and the Company's Lapsing Repurchase Right shall terminate with respect to such fifty percent (50%) of the Shares immediately prior to such termination (for purposes of this Section 2.1(g), the Participant shall be deemed to have been "Terminated" if at any time before the six-month anniversary of the closing of such Change of Control, (i) the Employee shall fail to be vested with power and authority analogous to the Participant's title and/or office prior to such Change of Control, (ii) the Participant shall lose any significant duties or responsibilities attending such office, (iii) there shall occur a reduction in the Participant's base compensation, or (iv) the Participant's employment with the Company or an Affiliate, or its successor is terminated without "cause" (as defined in the Plan)) or (B) either clause (ii) or (iii) of the second paragraph of Section 23(B) of the Plan, all Shares shall become fully vested immediately prior to such Change of Control and the Company's Lapsing Repurchase Right shall terminate immediately prior to such Change of Control.

      2.2   General Restrictions on Transfer of Granted Shares.

      (a) Limitations on Transfer. In addition to the restrictions set forth above in Section 2.1, the Granted Shares acquired by the Participant hereunder and no longer subject to the provisions of Section 2.1 herein (the "Vested Shares") shall not be transferred by the Participant except as permitted herein, shall be subject to the provisions of Sections 2.1 (d), (e) and (f) above and shall be subject to the repurchase rights described herein.

      (b) Right to Repurchase following Termination of Service. If the Participant's service as an employee, director or consultant with the Company or an Affiliate shall be terminated for any reason other than for "cause" (as defined in the Plan), including due to death or Disability, then the Company shall have the option to repurchase the Vested Shares not previously repurchased in accordance with the provisions of Section 2.1 of this Agreement as follows:

                  (i) The Company's option to repurchase the Vested Shares in the event of termination of service under this Section 2.2(b) shall be valid for a period of one year commencing with the date of such termination of service.

                  (ii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Vested Shares under this Section 2.2(b), the Company shall notify the Participant, or in case of death, his or her Survivor, in writing of its intent to repurchase the Vested Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 2.2(b)(i) for exercise of the Company's option to repurchase.

                  (iii) The written notice to the Participant shall specify the address at, and the time and date on, which payment of the Repurchase Price (as defined herein) is to be made (the "Closing"). The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Participant or the Participant's Survivor with respect to the Vested Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the Repurchase Price (as defined below) shall be delivered to the Participant or the Participant's Survivor and the Vested Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant's Survivor.

                  (iv) The price paid per share for any Vested Shares repurchased hereunder (the "Repurchase Price") shall equal the Fair Market Value of such Vested Shares determined in accordance with the Plan as of the date of termination of service, provided, however, in the event of a termination by the Company or an Affiliate for "cause" (as defined in the Plan), the per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

      (c) Right to Repurchase on Proposed Transfer. It shall be a condition precedent to the validity of any sale or other transfer of any Vested Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

            (i) No Vested Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

            (ii) Before selling or otherwise transferring all or part of the Vested Shares, the Participant shall give written notice of such intention to the Company which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Vested Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Vested Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Vested Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within 60 days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall specify a place, a time, and date for the closing on such purchase (the "Closing") which shall not be less than ten nor more than 60 days after the giving of the acceptance notice. At the Closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor the Granted Shares being repurchased, duly endorsed for transfer, to the extent that they are not then in the possession of the Company.

            (iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Vested Shares set forth in her notice to the designated transferee at the price and terms designated in the Participant's notice, provided that (i) such sale is consummated within six months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 2.2(c) so that he or she (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Vested Shares in accordance with the terms hereof. After the expiration of such six months, the provisions of this Section 2.2(c) shall again apply with respect to any proposed voluntary transfer of the Vested Shares.

            (iv) The provisions of this Section 2.2(c) may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

            (v) The restrictions on transfer contained in this Section 2.2(c) shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Vested Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

      (d) The provisions of Section 2.2 (a) through (d) shall terminate upon the consummation of a public offering of any of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act").

      (e) If in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Participant will agree not to sell any of her Vested Shares for a period not to exceed the lesser of: (i) 180 days following the effectiveness of such registration statement or (ii) such period as the officers and directors of the Company agree not to sell their Common Stock of the Company.

      (f) The Participant acknowledges and agrees that neither the Company nor, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company or an Affiliate, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

      3. Legend. In addition to any legend required pursuant to the Plan, all certificates representing the Granted Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

            "The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated as of ____________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

      4. Purchase for Investment; Securities Law Compliance. If the offering and sale of the Granted Shares have not been effectively registered under the 1933 Act, the Participant hereby represents and warrants that he or she is acquiring the Granted Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Granted Shares. The Participant specifically acknowledges and agrees that any sales of Granted Shares shall be made in accordance with the requirements of the 1933 Act, in a transaction as to which the Company shall have received an opinion of counsel satisfactory to it confirming such compliance. The Participant shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

      5. Incorporation of the Plan. The Participant specifically understands and agrees that the Granted Shares issued under the Plan are being sold to the Participant pursuant to the Plan, a copy of which Plan the Participant acknowledges he or she has read and understands and by which Plan he or she agrees to be bound. The provisions of the Plan are incorporated herein by reference.

      6. Tax Liability of the Participant and Payment of Taxes. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Granted Shares issued pursuant to this Agreement, including, without limitation, the Lapsing Repurchase Right, shall be the Participant's responsibility. Without limiting the foregoing, the Participant agrees that, to the extent that the lapsing of restrictions on disposition of any of the Granted Shares or the declaration of dividends on any such shares before the lapse of such restrictions on disposition results in the Participant's being deemed to be in receipt of earned income under the provisions of the Code, the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company.

      Upon execution of this Agreement, the Participant may file an election under Section 83 of the Code in substantially the form attached as Exhibit B. The Participant acknowledges that if she does not file such an election, as the Granted Shares are released from the Lapsing Repurchase Right in accordance with
Section 2.1, the Participant will have income for tax purposes equal to the fair market value of the Granted Shares at such date, less the price paid for the Granted Shares by the Participant.

      7. Equitable Relief. The Participant specifically acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Agreement or the Plan, including the attempted transfer of the Granted Shares by the Participant in violation of this Agreement, monetary damages may not be adequate to compensate the Company, and, therefore, in the event of such a breach or threatened breach, in addition to any right to damages, the Company shall be entitled to equitable relief in any court having competent jurisdiction. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for any such breach or threatened breach.

      8. No Obligation to Maintain Relationship. The Company is not by the Plan or this Agreement obligated to continue the Participant as an employee, director or consultant of the Company or an Affiliate. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of shares, or benefits in lieu of shares; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when shares shall be granted, the number of shares to be granted, the purchase price, and the time or times when each share shall be free from a lapsing repurchase right, will be at the sole discretion of the Company;
(iv) that the Participant's participation in the Plan is voluntary; (v) that the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Shares are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

      9. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

      If to the Company:

         Alnylam Holding Co.

         _________________________

         _________________________


      If to the Participant:

         _____________________

         _____________________

         _____________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

      10. Benefit of Agreement. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

      11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, whether at law or in equity, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

      12. Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such provision or provisions shall be modified to the extent necessary to make such provision valid and enforceable, and to the extent that this is impossible, then such provision shall be deemed to be excised from this Agreement, and the validity, legality and enforceability of the rest of this Agreement shall not be affected thereby.

      13. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      14. Modifications and Amendments; Waivers and Consents. The terms and provisions of this Agreement may be modified or amended as provided in the Plan. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      15. Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Granted Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Exhibit A.

      16. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. Data Privacy. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of Shares and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            ALNYLAM HOLDING CO.

                                            By:_________________________________
                                            Name:
                                            Title:

                                            PARTICIPANT:

                                            ____________________________________
                                            Print name:

                                                                       EXHIBIT A

                                CONSENT OF SPOUSE

      I, ____________________________, spouse of _____________________________, acknowledge that I have read the RESTRICTED STOCK AGREEMENT dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Exhibit A and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Granted Shares granted to my spouse pursuant to the Agreement are subject to a Lapsing Repurchase Right in favor of Alnylam Holding Co. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Granted Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Granted Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Granted Shares shall be similarly bound by the Agreement.

      I agree to the Lapsing Repurchase Right described in the Agreement and I hereby consent to the repurchase of the Granted Shares by the Company and the sale of the Granted Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Granted Shares by an outright bequest of the Granted Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Granted Shares as it would have had pursuant to the Agreement if I had acquired the Granted Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

      Dated as of the _______ day of ________________, 200__.

                                                     ___________________________
                                                     Print name:

                                                                       EXHIBIT B

                    ELECTION TO INCLUDE GROSS INCOME IN YEAR
                      OF TRANSFER PURSUANT TO SECTION 83(b)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

      In accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the undersigned hereby elects to include in his gross income as compensation for services the excess, if any, of the fair market value of the property (described below) at the time of transfer over the amount paid for such property.

The following sets for the information required in accordance with the Code and the regulations promulgated hereunder:

1.    The name, address and social security number of the undersigned are:

           Name:
           Address:
           Social Security No.:

2. The description of the property with respect to which the election is being made is as follows:

      ____________ (___) shares (the "Shares") of Common Stock, $.0001 par value per share, of Alnylam Holding Co, a Delaware corporation (the "Company").

3. This election is made for the calendar year ____, with respect to the transfer of the property to the Taxpayer on _________________.

4. Description of restrictions: The property is subject to the following restrictions:

      In the event taxpayer's employment with the Company or an Affiliate is terminated, the Company may repurchase all or any portion of the Shares determined as set forth below at the acquisition price paid by the taxpayer:

      A. If the termination takes place on or prior to ____________, the Purchase Option will apply to all of the Shares.

      B. If the termination takes place after __________, 200_, the number of Shares to which the Purchase Option applies shall be ______________ (___) Shares less (i)______________________(___) Shares and (ii)
            ______________ (___) Shares for each period ending each _____,
            _____, _____ and _____ elapsed after _____________, 200_ if the taxpayer is employed by the Company or an Affiliate.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made was not more than $____ per Share.

6.    The amount paid by taxpayer for said property was $___ per Share.

7.    A copy of this statement has been furnished to the Company.

Signed this ____ day of ______, 200_.

                                                  ______________________________
                                                  Print Name:

                                      B-2